UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2018
Date of Report (Date of earliest event reported)

Ecology and Environment Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

On December 13, 2018, Ecology and Environment Inc. (the “Company”) received, as expected, a formal notification from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with the requirements for continued listing under Nasdaq Listing Rule 5250(c)(1) because it did not file its Quarterly Report on Form 10-Q for the period ended October 27, 2018 (the “2019 First Quarter Report”), and because the Company remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended July 31, 2018 (the “2018 Annual Report” and, together with the 2019 First Quarter Report, the “Delinquent Filings”).

As described in the Company’s Current Report on Form 8-K dated December 12, 2018 and Form 12b-25 dated December 12, 2018, as filed with the Securities and Exchange Commission (the “SEC”), the filing of the 2019 First Quarter Report is delayed pending the completion and filing of the 2018 Annual Report, including the completion of the restatement of the Company’s consolidated financial statements for the fiscal years ended July 31, 2017 and 2016.

Under Nasdaq rules, the Company has 60 calendar days from the due date for the 2018 Annual Report, or until January 14, 2019, to either file the Delinquent Filings with the SEC or to submit a plan to regain compliance.  If the Company is unable to file its Delinquent Filings with the SEC by January 14, 2019, the Company intends to submit a compliance plan on or prior to that date.  If Nasdaq accepts the Company’s compliance plan, Nasdaq may grant an exception of up to 180 calendar days from the due date of the 2018 Annual Report, or until May 13, 2019, to regain compliance.  If Nasdaq does not accept the Company’s compliance plan, the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Nasdaq notification has no immediate impact on the listing or trading of the Company’s common stock on the Nasdaq Stock Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

By	/s/Peter F. Sorci
Peter F. Sorci
Acting Chief Financial Officer

Dated:	December 14, 2018